Exhibit 10.9
AMENDMENT TO
LETTER AGREEMENT
          This Amendment to Letter Agreement (“Amendment”) is made and entered into as of May 8, 2009, by and between Coinstar, Inc., a Delaware corporation (“Company”) and Gregg Kaplan (“Employee”).
RECITALS
     A. On or about April 1, 2009, Company and Employee entered into a Letter Agreement Regarding Retention Incentives and Release (the “Letter Agreement”).
     B. The Letter Agreement provided for the vesting of the Stock Option and the Cash Incentive (as defined in the Letter Agreement) upon the occurrence of a certain event or events before February 26, 2010. The undersigned wish to modify the terms of the Letter Agreement to provide for (i) the vesting of the Stock Option upon the occurrence of such event or events before March 19, 2013, and (ii) the vesting of the Cash Incentive upon the occurrence of such event or events before February 26, 2012.
     C. The purpose of this Amendment is to set forth the terms and conditions upon which the undersigned will modify the terms of the Letter Agreement.
AGREEMENT
     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree that Letter Agreement is amended as follows:
1. AMENDMENT; DEFINITIONS
     1.1 Amendment
     The Letter Agreement is amended pursuant to Section 5 thereof as set forth herein. Except as specifically provided for in this Amendment, all of the terms and conditions of the Letter Agreement shall remain in full force and effect. Hereinafter, any reference to the Letter Agreement shall mean the Letter Agreement, as amended hereby.
     1.2 Definitions
     Capitalized terms shall have the meanings given to them in the Letter Agreement, except as otherwise defined in this Amendment or as the context otherwise requires.

2. AMENDMENT TO EXHIBIT A OF LETTER AGREEMENT
     The Letter Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with Exhibit A as attached to this Amendment.
3. COUNTERPARTS
     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.
[Signature page follows]

     IN WITNESS WHEREOF, Company and Employee have caused this Amendment to be duly executed as of the date first written above.
COMPANY
COINSTAR, INC., a Delaware corporation

By:	/s/ Paul Davis
Name:	Paul Davis
Title:	CEO

EMPLOYEE

/s/ Gregg Kaplan
Gregg Kaplan

EXHIBIT A
TO LETTER AGREEMENT REGARDING RETENTION INCENTIVES
AND RELEASE
Gregg Kaplan
Stock Option
Subject to the applicable terms and conditions regarding such option, including but not limited to the terms and conditions set forth at http://www.fidelity.com with respect thereto, you have been granted an option to purchase 92,053 shares of Common Stock of the Company (the “Stock Option”). The Stock Option is subject to the terms and conditions set forth in the Stock Option Grant Notice, the Stock Option Agreement and the 1997 Amended and Restated Equity Incentive Plan governing such option, including but not limited to the vesting schedule applicable thereto; provided, however, that the Stock Option shall fully vest and be exercisable if, before March 19, 2013, your employment or service relationship with the Company is terminated without Cause or with Good Reason (defined below).
Cash
Subject to your continued employment or service relationship with the Company through
(a) February 26, 2010, at such time you will be paid a cash payment of $1,667,978.65,
(b) February 26, 2011, at such time you will be paid a cash payment of $588,698.35, and
(c) February 26, 2012, at such time you will be paid a cash payment of $294,349.17 ((a), (b) and (c), collectively, the “Cash Incentive”).
Notwithstanding the foregoing, if before February 26, 2012 your employment or service relationship with the Company is terminated without Cause or with Good Reason (defined below), the Cash Incentive shall vest in full and be payable without regard to continued employment or service relationship.
Related Definitions
•	The term “Cause” has the same definition as that contained in the Employment Agreement dated April 1, 2009 between you and the Company (including any amendments or modifications thereto, the “Employment Agreement”).

•	The term “Good Reason” has the same definition as that contained in the Change of Control Agreement dated April 1, 2009 between you and the Company (including any amendments or modifications thereto, the “Change of Control Agreement”).